UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2012

Applied DNA Sciences, Inc

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

25 Health Sciences Drive, Suite 215
Stony Brook, New York 11790
(Address of Principal Executive Offices) (Zip Code)

631-444- 8090
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d - (b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - (c))

Item 1.01  Entry into a Material Definitive Agreement.

Item 3.02  Unregistered Sales of Equity Securities.

Closing on Private Placement.  On June 21, 2012, Applied DNA Sciences, Inc. (the “Company”) closed a private placement (“Private Placement”) of its common stock, par value $0.001 per share (“Common Stock”).  The Company issued and sold 35,576,568 shares of Common Stock at a purchase price of $0.04336 per share (which is equal to a 20% discount to the average volume, weighted average price of the Common Stock for the ten trading days prior to the closing) to an “accredited investor,” as defined in regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), for gross proceeds of $1,542,600.

The issuance of the Common Stock was completed in reliance upon the exemption from registration provided for by Section 4(2) of the Securities Act and by Rule 506 of Regulation D promulgated under the Securities Act.  The investor represented to the Company in a subscription agreement that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D.  This Current Report on Form 8-K shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01.  Other Events.

On June 6, 2012, a complaint for patent infringement was filed against the Company by Smartwater, Ltd. in the United States District Court for the District of Massachusetts in an action entitled Smartwater, Ltd. v. Applied DNA Sciences, Inc., No. 1:12-cv-11009-PBS.  The complaint alleges that the Company infringed one or more claims under two of plaintiff’s patents by selling or offering for sale, manufacturing and using certain of the Company’s products, by inducing others to infringe and by contributing to infringement by others.  The plaintiff seeks injunctive relief as well as awards of damages and attorneys’ fees.  The Company has not yet been served with the complaint.  The Company believes that none of its products infringed any claims under either of plaintiff’s patents and moreover notes that one of plaintiff’s patents has expired.  The Company denies the allegations in the complaint, believes they are without merit and intends to defend the action vigorously.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

	By:	/s/ James A. Hayward
James A. Hayward
Chief Executive Officer
Date: June 26, 2012